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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) February 23, 2005
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                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



       Delaware                      000-25169            82-049021
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(State or other jurisdiction        (Commission         (IRS Employer
     of Incorporation)              File Number)      Identification No.)



          33 Harbor Square, Suite 202, Toronto, Ontario Canada M5J 2G2
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 416/364-2551
         ---------------------------------------------------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(b).   Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers


On February 23, 2005, J. Michael Rosen, a director and member of the Audit Committee announced his intention to not stand for re-election at Generex's Annual Meeting of Stockholders Scheduled for March 24, 2005. Generex anticipates that a replacement for Mr. Rosen will be nominated for election at the annual meeting and Named in Generex's proxy statement for the meeting.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENEREX BIOTECHNOLOGY CORPORATION


                                            /s/   Rose C. Perri
Dated: February 25, 2004                    ----------------------------------
                                            Rose C. Perri
                                            Chief Operating Officer
                                            (principal financial officer)